Advances to suppliers, net (Details) - USD ($)	12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Supplies [Roll Forward]
Beginning balance	$ 23,350,467	$ 13,994,091
Increased during the year	88,407,729	40,371,429
Less: utilized during the year	(47,418,080)	(31,256,382)
Exchange rate difference	1,654,861	964,984
Sub-total	66,718,632	24,074,122
Less: allowance for doubtful accounts	0	(723,655)
Ending balance	$ 66,718,632	$ 23,350,467